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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 15, 1996
                                                  ----------------

                             GLOBAL OUTDOORS, INC.
-------------------------------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


       Alaska                      0-17287                     33-0074499
---------------------------    ---------------          -----------------------
 (State or other juris-          (Commission             (IRS Employer Identi-
 diction of incorporation        File Number)               fication Number)
   or organization)



                      43445 Business Park Drive, Suite 113
                           Temecula, California 92590
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             (Address and zip code of principal executive offices)



                                (909) 699-4749
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            (Registrant's telephone number, including area code)


                                Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changes since last report.)



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                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On October 15, 1996, the Company decided not to retain Kenneth E. Walsh ("Walsh"), Certified Public Accountant, to audit the Company's financial statements for the year ended December 31, 1996.

         The reason for this decision was the Company's desire to retain a national accounting firm.

         Walsh's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, or was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         The decision to change accountants was made by the Chief Executive Officer and Senior Vice President who constitute two of the three members of the Board of Directors.

         During the Company's two most recent fiscal years and the interim period after December 31, 1995, there were no disagreements with Walsh on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Walsh, would have caused Walsh to make a reference to the subject matter of the disagreement(s) in connection with his report.







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         On October 15, 1996, a new independent accounting firm, Arthur
     Andersen, LLP, 18500 Von Karman Avenue, Suite 1100, Irvine, California 92715, was engaged by the Company as the principal accountants to audit the Company's financial statements for the year ended December 31, 1996.

         See letter from Walsh attached as an exhibit hereto.


ITEM 5.  OTHER EVENTS.

         Not Applicable.

ITEM 6.  RESIGNATIONS OF THE REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 16.1 Letter from Kenneth E. Walsh on change in certifying accountant.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GLOBAL OUTDOORS, INC.
                                          (Registrant)



Date:  October 18, 1996                   BY:   /s/ Richard K. Dickson II
                                              ---------------------------------
                                              RICHARD K. DICKSON II
                                              General Counsel and Sr. VP





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                                 EXHIBIT INDEX



Exhibit:

16.1 Letter from Kenneth E. Walsh on change in certifying accountant.